REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July 19, 1995 by and among Peoples Telephone Company, Inc., a New York corporation (the "Company"), UBS Partners, Inc., a New York corporation ("UBS"), and Appian Capital Partners, L.L.C., a Delaware limited liability company ("ACP" and together with UBS, the "Purchasers"). Except as otherwise indicted herein, capitalized terms used herein are defined in Section 1 hereof.

          UBS has purchased shares of the Company's Series C Cumulative Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), convertible at any time after the date hereof into shares of the Company's Common Stock, pursuant to the Securities Purchase Agreement, dated as of July 3, 1995 among the Company, UBS and ACP, as amended to the date hereof (the "Securities Purchase Agreement").

          ACP has purchased a warrant to purchase at any time after the date hereof shares of Common Stock (together with all warrants issued in substitution or replacement therefor, the "Warrants") pursuant to the Securities Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1. Definitions. As used herein, the following terms shall have the following meanings.

          "Affiliates" means with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect control with such specified Person, (ii) related by blood or marriage to any such specified Person or any Affiliate of such specified Person, (iii) controlled by any Person described in clause (ii) foregoing or (iv) in the case of any limited liability company, each member.

          "Closing Date" means July 19, 1995.

          "Common Stock" means, the Company's Common Stock, par value $.01 per share and (ii) any capital stock of the Company issued or issuable with respect to the security referred to in clause (i) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

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          "Exchange Act" means the Securities Exchange Act of 1934,
as amended.

          "Person" means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Registrable Securities" means (i) any shares of Common Stock issued or issuable upon conversion or exercise of any Convertible Preferred Stock or Warrants or acquired after the date hereof by a Purchaser or any of its Affiliates holding Registrable Securities and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (x) distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act unless such securities are held at such time by a holder of other Registrable Securities or (y) repurchased by the Company or any Subsidiary.
For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and of one counsel for the holders of a majority of Registrable Securities and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (in addition to the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the

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Company are then listed or on the NASD automated quotation system, which expenses the Company will pay in any event). The Company will pay all Registration Expenses of registrations initiated as Demand Registrations, whether or not consummated as such.

          "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

          "SEC" means the United States Securities and Exchange
Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          2.   Demand Registrations.

          (a) Requests for Registration. Subject to Sections 2(b)and 2(c) below, (i) at any time and from time to time, the holders of a majority of Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or any portion of the Registrable Securities held by any holder thereof which such holder requests to be so registered on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available to the Companywhich Short Form Registrations may be for continuous offerings pursuant to Rule 415 under the Securities Act Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any such request for a Long-Form Registration or Short-Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. All registrations requested pursuant to in this Section 2(a) are referred to herein as "Demand Registrations".

          (b) Long-Form Registrations. The holders of a majority of Registrable Securities will be entitled to request up to two (2) Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as the second and final Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration within a price range reasonably

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acceptable to the holders of a majority of the Registrable
Securities initially requesting registration.

          (c)  Short-Form Registrations.  The holders of
Registrable Securities will be entitled to request up to one (1)
Short-Form Registration per year in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form
Registrations whenever the Company is permitted to use any applicable short form.

          The holders of a majority of Registrable Securities will be entitled to an unlimited number of Long-Form Registrations and Short-Form Registrations at the expense of such holders; provided, however, that the Company shall in no event be requested to effect more than two registrations pursuant to this agreement in any 12 month period.

          (d) Priority on Demand Registrations. The Company will not include in any Long-Form Registration or Short-Form Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration, except that shares of Common Stock may be included as required pursuant to Existing Registration Rights (as defined below) so long as the number of such securities so included, when combined with the number of Registrable Securities proposed to be included therein, does not exceed the number which, in the reasonable judgment of the managing underwriter thereof, can be sold at the price and on the terms substantially as proposed by the holders of a majority of the Registrable Securities requested to be included therein. For purposes hereof, "Existing Registration Rights" means rights in effect on the Closing Date, set forth in the agreements listed on the Schedule attached hereto and held on the Closing Date (x) by stockholders of the Company, to cause the Company to register shares of Common Stock held by such holders on the Closing Date, and (y) by other Persons, to cause the Company to register shares of Common Stock issuable to such Persons under, and subject to the then existing terms of, options, warrants or other rights held by such Persons on the Closing Date. If a Long-Form Registration or a Short-Form Registration is an underwritten offering and the managing underwriter(s) advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering then, subject to the first sentence of this paragraph, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration pro rata, if

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necessary, among the holders of Registrable Securities based on the number of shares of Registrable Securities owned by each such holder and (ii) second, other securities of the Company requested to be included in such registration pursuant to Existing
Registration Rights pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder.

          (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for no more than 120 days in each 360-day period, the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Company, acting in good faith, determines that such Demand Registration might reasonably be expected to have a material and adverse effect on any proposal or plan to engage in any acquisition or disposal of stock or assets or any merger, consolidation, tender offer or similar transaction; provided, that in such event, the holders of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration.

          (f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

          (g)  415 Registrations.

               (i) After the Company receives written notice of a request for a Short Form Registration pursuant to Rule 415 under the Securities Act (a "415 Registration"), the Company shall file with the SEC a registration statement under the Securities Act for the 415 Registration. The Company shall use its best efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practicable after filing and, once effective, the Company shall (subject to the provisions of clause
(ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (x) the third anniversary of the date of filing of the 415 Registration or
(y) the date on which all Registrable Securities have been sold pursuant to the 415 Registration or (iii) the date as of which there are no longer any Registrable Securities in existence.

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               (ii) If the holders of a majority of the Registrable
Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the Registrable Securities held by such holders pursuant to a single integrated offering pursuant to a then effective registration statement for a 415 Registration (a "Takedown"), the Company and each holder of Registrable Securities shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Takedown is received unless the holders of a majority of the Registrable Securities who have given the Takedown notice shall agree to a shorter period.

               (iii) If in connection with any Takedown the managing underwriter(s) (selected in accordance with clause (iv) below) advise the Company that, in their reasonable judgment, the inclusion of any other securities other than Registrable Securities would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with such an offering, the number of Registrable Securities and other securities (if any) requested to be included in such Takedown exceeds the number of Registrable Securities and other securities which can be sold in such offering in an orderly manner in such offering within a price range reasonably acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such sale (x) first, the Registrable Securities requested to be included in such Takedown, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (y) second, other securities requested pursuant Existing Registration Rights to be included in such Takedown to the extent permitted hereunder.

               (iv) The holders of a majority of the Registrable Securities shall have the right to retain and select an investment banker and manager to administer the 415 Registration and any Takedown pursuant thereto, subject to the Company's approval which will not be unreasonably withheld.

          3.   Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock or other equity securities under the Securities Act (other than any registration filed but not yet effective on the date hereof and other than pursuant to a Demand Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or successor forms thereto which may be used solely for registering stock issued to employees or in

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business combinations) and a registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all or any portion of Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriter(s) advise the Company in writing that in their reasonable judgment the number of securities requested to be included in such registration exceeds the number which can be sold substantially as proposed in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities proposed to be sold for the account of the Company, (ii) second, the Registrable Securities requested to be included in such registration and other securities required to be included therein pursuant to Existing Registration Rights, pro rata among the holders of such Registrable Securities and other securities required to be included therein pursuant to Existing Registration Rights on the basis of the number of shares of Registrable Securities and other securities required to be included therein pursuant to Existing Registration Rights owned by each such holder and (iii) third, other securities, if any, requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration in accordance with a demand made pursuant to Existing Registration Rights on behalf of one or more holders of the Company's securities and the managing underwriter(s) advise the Company in writing that in their reasonable judgment the number of securities requested to be included in such registration exceeds the number which can be sold substantially as proposed in such offering in an orderly manner within a price range reasonably acceptable to the holders of a majority of the securities having Existing Registration Rights initially requesting registration, the Company will include in such registration (i) first, the securities proposed to be sold in accordance with Existing Registration Rights, (ii) second, the Registrable Securities requested to be included in such

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registration, pro rata among the holders of such Registrable
Securities on the basis of the number of shares of Registrable Securities owned by each such holder and (iii) third, other securities, if any, requested to be included in such registration. If a Piggyback Registration is an underwritten secondary registration on behalf of one or more holders of the Company's securities and is not pursuant to Existing Registration Rights and the managing underwriter(s) advise the Company in writing that in their reasonable judgment the number of securities requested to be included in such registration exceeds the number which can be sold substantially as proposed in such offering without adversely affecting the marketability of the offering and such registration, the Company will include in such registration (i) first, the securities proposed to be sold in accordance with Existing Registration Rights and the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each holder thereof and
(ii) second, other securities, if any, requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company (unless the Company has granted another person the right to make such selection) and such selection must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

          4.   Holdback Agreements.

          (a) Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities in an underwritten offering of Registrable Securities during the period beginning seven days before and extending 120 days (or such lesser number of days as reasonably requested by the managing underwriter(s) of such underwritten offering of Registrable Securities) after the effective date of any Demand Registration (other than a 415 Registration) or Piggyback Registration for a public offering in which Registrable Securities are included (except as part of such underwritten registration), unless the managing underwriter(s) of the offering otherwise agree.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities

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in an underwritten offering of Registrable Securities, during the period beginning seven days before and extending 120 days (or such lesser number of days as requested by the managing underwriter of such underwritten offering of Registrable Securities) after the effective date of any underwritten Demand Registration (other than a 415 Registration) or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms thereto which may be used solely for registering stock issued to employees or in business combinations), unless the managing underwriter(s) of the underwritten offering otherwise agree and (ii) to require each holder of Registrable Securities and each other holder of at least 5% (on a fully diluted basis) of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Preferred Stock and/or Warrants held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months (or until all Registrable Securities registered thereunder have been sold in accordance therewith, if sooner) and comply with

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the provisions of the Securities Act with respect to the
disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection,
(ii) subject itself to taxation in any such jurisdiction or
(iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market (the "Nasdaq Market") and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure

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Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company

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will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) in the case of any underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter(s) of such underwritten offering may reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion of counsel shall be reasonably satisfactory to the Company.

          6.   Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably

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incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, but only so long as, prior to assuming such defense (x) the indemnifying party acknowledges in writing to the indemnified Person that (1) it is not aware of any basis to believe that the indemnifying party is not responsible for all liabilities and expenses arising from such claim, and (2) upon becoming aware of any basis for a belief that the indemnifying party will not be solely responsible for all such liabilities and expenses, it will promptly notify such indemnified party in writing thereof and offer to resign from such defense, and (y) the indemnified person is reasonably satisfied that the indemnifying party will have financial resources, or valid insurance, available to satisfy such liabilities and expenses. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent may not be unreasonably withheld, it being understood in any event that the withholding of such consent shall be deemed to be unreasonable if the indemnifying party fails to acknowledge in writing that it is responsible for all liabilities and expenses arising from such settlement). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters, or provide any indemnities, other than representations, warranties and indemnities regarding such holder and such holder's intended method of distribution, or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

          8.   Notices.  All notices, demands or other
communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, 5 business days after being deposited with the U.S. Mail by certified or registered mail, return receipt requested and postage prepaid, or one business day after being deposited with a nationally recognized overnight courier, or sent via confirmed facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

          Notices to the Company:

          Peoples Telephone Company, Inc.
          2300 N.W. 89th Place
          Miami, Florida  33172
          Attention:  Robert D. Rubin
          Telecopy:  (305) 477-9890

          with a Copy to:

          Steel Hector & Davis
          200 S. Biscayne Boulevard
          Suite 4000
          Miami, Florida  33131
          Attention:  Richard Lampen, Esq.
          Telecopy:  (305) 577-7001

          Notices to the Purchasers:

          Appian Capital Partners, L.L.C.
          c/o Archon Capital Partners, L.P.
          11111 Santa Monica Boulevard
          Suite 1100
          Los Angeles, California  90025
          Attention:  Ronald N. Beck
          Telecopy:  (310) 914-0470

          UBS Partners, Inc.
          299 Park Avenue
          New York, New York  10171
          Attention:  Justin S. Maccarone
          Telecopy:  (212) 821-6333
          with a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois  60601
          Attention:  John A. Weissenbach, Esq.
          Telecopy:  (312) 861-2200

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

          9.   Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement without the written consent of the holders of a majority of Registrable Securities.

          (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

          (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (H) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                    *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                         PEOPLES TELEPHONE COMPANY, INC.


                         By: ---------------------------
                              Name:
                              Title:

                         UBS PARTNERS, INC.


                         By: ---------------------------
                              Name:
                              Title:

                         By: ---------------------------
                              Name:
                              Title:

                         APPIAN CAPITAL PARTNERS, L.L.C.


                         By: ---------------------------
                              Name:
                              Title: